 Exhibit 99.1

SB Financial Group Declares 5 Percent Common Stock Dividend

Defiance, OH, January 10, 2022 – SB Financial Group, Inc. (NASDAQ: SBFG) ("SB Financial") announced today that its board of directors has declared a 5 percent common stock dividend payable on February 4, 2022, to shareholders of record as of January 21, 2022. Holders of SB Financial common shares as of the record date will receive one additional common share for every twenty common shares held on the record date. No fractional shares will be issued, and shareholders will receive cash for such fractional interests based on the market value of SB Financial’s common shares on the record date.

“We are quite pleased to announce a 5 percent common stock dividend, which continues to deliver on our vision of returning capital to our owners in a prudent manner. This stock dividend is a direct reflection of our strong financial performance,” said Mark Klein, Chairman, President and CEO of SB Financial.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial's common stock is listed on the NASDAQ Capital Market under the symbol "SBFG".

In May 2021, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers as revealed in EPS increases for 10 consecutive years. The honor roll review determined that just 16 banks in the U.S., including SB Financial, or 4 percent of the nearly 400 banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Investor Contact Information:

Mark A. Klein

Chairman, President and CEO

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

Lambert & Co.

sbfg@lambert.com